1
EXHIBIT

32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United States Code), the undersigned officer of

First BanCorp., a Puerto Rico

corporation (the “Company”), does hereby certify, to such
officer’s knowledge, that:

The

Quarterly

Report

on

Form

10-Q

for

the

quarter

ended

September

30,

2024

(the

“Form

10-Q”)

of

the

Company

fully
complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form
10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2024 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer